UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2009

PERKINELMER, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-05075	04-2052042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

781-663-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Incentive Plan

On April 28, 2009, the shareholders of PerkinElmer, Inc. (the “Company”) approved the 2009 Incentive Plan (the “2009 Plan”), which was previously approved by the board of directors of the Company on March 4, 2009. 10,000,000 shares are available for grant under the 2009 Plan. Awards outstanding under the Company’s Amended and Restated 2001 Incentive Plan and the 2005 Incentive Plan as of April 28, 2009 that are subsequently terminated, surrendered, cancelled or forfeited will also become available for grant under the 2009 Plan. The Company will no longer grant awards under the Amended and Restated 2001 Incentive Plan, the 2005 Incentive Plan, or the Amended and Restated Life Sciences Incentive Plan.

The 2009 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards, including awards subject to specified performance criteria designed to qualify for deduction under Section 162(m) of the Code.

Employees, officers, and directors of the Company and its subsidiaries are eligible to be granted awards under the 2009 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its majority owned subsidiaries. Except in the case of newly hired or promoted employees, the maximum number of shares with respect to which awards may be granted to any participant under the 2009 Plan may not exceed 800,000 shares per fiscal year. For newly hired or promoted employees, the maximum limit is 1,500,000. Additionally, not more than 500,000 shares may be performance awards settled in common stock. For purposes of these limits, the combination of an option in tandem with SAR is treated as a single award. Additionally, under the 2009 Plan, no single participant may in any calendar year receive a payment in excess of $15,000,000 pursuant to a performance award payable in cash of which up to $5,000,000 may be made for any cash-based annual bonus performance award and up to $10,000,000 may be made for any multi-year award.

The 2009 Plan is administered by the board of directors. Under the terms of the 2009 Plan, the board of directors may delegate authority under the 2009 Plan to one or more committees or subcommittees of the board of directors. The board of directors has authorized the Compensation and Benefits Committee (the “Committee”) to administer certain aspects of the 2009 Plan, including the granting of awards to executive officers.

The board of directors or the Committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2009 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

The foregoing description of the 2009 Plan is qualified in its entirety by reference to the 2009 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Forms of Award Agreements under the 2009 Incentive Plan

In connection with the adoption of the 2009 Plan, the Committee also approved new form agreements for awards to be granted under the 2009 Plan. These forms are substantially similar to the forms used for grants of awards under the 2005 Incentive Plan, the equity plan generally used for grant of awards by the Company prior to the approval of the 2009 Plan and include:

•	Forms of stock option awards for use for grants to executive officers of the Company, to the Chief Executive Officer of the Company and for non-employee directors of the Company

•	Forms of restricted stock awards providing for performance-based vesting and for time-based vesting

•	Forms of restricted stock unit awards providing for performance-based vesting and for time-based vesting

These forms are filed as Exhibits 10.2 through 10.8 hereto.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2009, the board of directors of the Company approved amendments to the By-laws of the Company. These changes modify the notice requirements for a shareholder of the Company seeking to bring a nomination for a director or a proposal for other business before a meeting of the shareholders of the Company. Under the amended By-laws, a shareholder’s notice is required to include information about the shareholder’s holdings in securities of the Company, including derivates and short positions and any hedging arrangements, and, as applicable, the proposed nominee’s holdings, as well as any other information about the shareholder that would be required to be disclosed in a proxy statement or similar filing with the Securities and Exchange Commission. For proposed nominees, the notice is required to include information about any relationships between the shareholder and the proposed nominee. The notice also must include certain representations as to whether the shareholder intends to conduct a proxy solicitation, that the shareholder intends to attend the meeting to present the director nomination or proposal. The amended By-laws also update the provisions relating to certificates for Company securities.

The foregoing description of the amended By-laws is qualified in its entirety by reference to the By-laws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: April 28, 2009	By:	/s/ Joel S. Goldberg
	Name:	Joel S. Goldberg
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-laws of PerkinElmer, Inc.

10.1(1)	2009 Incentive Plan

10.2	Form of Stock Option Agreement given by PerkinElmer, Inc. to its Chief Executive Officer for use under the 2009 Incentive Plan

10.3	Form of Stock Option Agreement given by PerkinElmer, Inc. to its executive officers for use under the 2009 Incentive Plan

10.4	Form of Stock Option Agreement given by PerkinElmer, Inc. to its non-employee directors for use under the 2009 Incentive Plan

10.5	Form of Restricted Stock Agreement (Time-based vesting) for use under the 2009 Incentive Plan

10.6	Form of Restricted Stock Agreement (Performance-based vesting) for use under the 2009 Incentive Plan

10.7	Form of Restricted Stock Unit Agreement (Time-based vesting) for use under the 2009 Incentive Plan

10.8	Form of Restricted Stock Unit Agreement (Performance-based vesting) for use under the 2009 Incentive Plan

(1)	Filed as Appendix A to PerkinElmer’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2009 and incorporated herein by reference.